SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Calvert World Values Fund, Inc.

(Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(5) Total fee paid:

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Filing Party:

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Date Filed:

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

CALVERT EMERGING MARKETS EQUITY FUND

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

[July 31], 2018

Dear Shareholder:

We cordially invite you to attend a Special Meeting (the “Meeting”) of Shareholders of Calvert Emerging Markets Equity Fund (the “Fund”), a series of Calvert World Values Fund, Inc. (the “Corporation”), on Friday, October 5, 2018 to consider two proposals that are described in greater detail in the enclosed proxy statement. We ask you to read the enclosed information carefully and to submit your vote promptly.

The investment adviser to the Fund is Calvert Research and Management (“CRM”). CRM has delegated the investment management of the Fund to Hermes Investment Management Limited (“Hermes”), a London-based entity, and pays a portion of the advisory fee it receives from the Fund to Hermes for the sub-advisory services provided to the Fund. In April 2018, Federated Investors, Inc. (“Federated”) announced an agreement to acquire a majority ownership stake in Hermes Fund Managers Limited, which owns Hermes (the “Transaction”). The Transaction closed on July 2, 2018 (effective July 1, 2018). While no changes to the Fund’s portfolio management team, fee structure or investment strategy have occurred as a result of the Transaction, under the Investment Company Act of 1940, as amended (the “1940 Act”), the change in ownership necessitates a new sub-advisory agreement between CRM and Hermes with respect to the Fund (the “New Sub-Advisory Agreement”) because the Transaction resulted in the automatic termination of the existing sub-advisory agreement with Hermes (the “Prior Sub-Advisory Agreement”). As detailed in the enclosed proxy statement, Fund shareholders are being asked to approve a New Sub-Advisory Agreement, which will allow the Fund to continue to receive sub-advisory services from Hermes. The terms of the New Sub-Advisory Agreement are substantially identical to those of the Prior Sub-Advisory Agreement.

In addition to the New Sub-Advisory Agreement, Fund shareholders are being asked to approve a “manager of managers” structure, which would allow CRM and the Fund to enter into and materially amend investment sub-advisory agreements without obtaining shareholder approval, subject to certain conditions. Under a “manager of managers” structure, an investment adviser has the ultimate responsibility, subject to oversight by the fund’s board, for overseeing the fund’s sub-advisers and making recommendations to the board regarding the sub-advisers’ hiring, termination, or replacement.

The Board has unanimously approved each proposal and recommends that you vote “FOR” each proposal, as described in the enclosed proxy statement.

We realize that most shareholders will not be able to attend the Meeting and vote their shares in person. However, the Fund does need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed proxy materials. If you later decide to attend the Meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can avoid additional solicitations by telephone or other means and help the Fund avoid the expense of additional solicitations.

If you would like additional information concerning the proposals, please call one of our service representatives at 1-800-[ ]-[ ] Monday through Friday between 9:00 a.m. and 10:00 p.m. (Eastern Time). Your participation in this vote is extremely important.

Sincerely,

John H. Streur

President

Calvert World Values Fund, Inc.

YOUR VOTE IS IMPORTANT – PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

CALVERT EMERGING MARKETS EQUITY FUND

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Friday, October 5, 2018: The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Calvert website at www.calvert.com, by selecting “Products” and then “Mutual Funds – Documents.”

A Special Meeting (the “Meeting”) of Shareholders of Calvert Emerging Markets Equity Fund (the “Fund”), a series of Calvert World Values Fund, Inc. (the “Corporation”), will be held at the principal office of the Fund, 1825 Connecticut Avenue NW, Suite 400, Washington, DC, 20009, on Friday, October 5, 2018 at 11:00 a.m. (Eastern Time) for the following purposes:

1.	To approve an Investment Sub-Advisory Agreement between Calvert Research and Management (“CRM”) and Hermes Investment Management Limited (“Hermes”), pursuant to which Hermes will continue to serve as an investment sub-adviser to the Fund;
2.	To approve a “manager of managers” structure, which would allow CRM and the Fund to enter into and materially amend investment sub-advisory agreements without obtaining additional shareholder approval, subject to certain conditions; and
3.	To consider and act upon any other matters which may properly come before the Meeting and any adjourned session thereof.

These proposals are discussed in greater detail in the following pages. Any such vote in FAVOR or AGAINST the proposal will also authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any such adjournment of the Meeting.

The Meeting is called pursuant to the By-Laws of the Corporation. The Board of Directors of the Corporation has fixed the close of business on July 13, 2018 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments thereof.

By Order of the Board of Directors

Maureen A. Gemma

Secretary

July 31, 2018

Boston, Massachusetts

IMPORTANT

By promptly returning the enclosed proxy or voting by telephone or over the Internet, shareholders can help the Fund avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

CALVERT EMERGING MARKETS EQUITY FUND

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of a Special Meeting (the “Meeting”) of Calvert Emerging Markets Equity Fund (the “Fund”) to be held on October 5, 2018 at 11:00 a.m. (Eastern Time) at 1825 Connecticut Avenue NW, Suite 400, Washington, DC, 20009, for the benefit of shareholders who wish to vote, but do not expect to be present at the Meeting. The Fund is a series of Calvert World Values Fund, Inc. (the “Corporation”). The proxy is solicited on behalf of the Board of Directors of the Corporation (the “Board”). Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Fund’s proxy tabulator, [TBD], or by executing and delivering a later dated proxy, or by attending the Meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. If you attend the Meeting in person, please be prepared to present photo identification and proof of your share ownership. This proxy statement and form of proxy is initially being mailed to shareholders on or about July 31, 2018. Supplementary solicitations may be made by mail, telephone, facsimile or other electronic means. By voting promptly, you can avoid additional solicitations by telephone or other means.

The Board has fixed the close of business on July 13, 2018 as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held and fractional shares will have an equivalent fractional vote. As of July 13, 2018, there were [_______________] shares of beneficial interest of the Fund outstanding, which consists of [_______________] Class A shares, [___________] Class C shares, [_____________] Class I shares and [____________] Class R6 shares.

The persons who held of record more than 5% of the outstanding shares of any class of shares of the Fund as of July 13, 2018 are set forth in Exhibit A. To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of the Fund. The directors and principal executive officers of the Corporation and their principal occupations are set forth in Exhibit B. The directors and executive officers of the Corporation individually and as a group own beneficially less than 1% of the outstanding shares of each class of the Fund as of July 13, 2018. Shareholders of all classes of shares of the Fund will vote jointly on each proposal.

The Board knows of no business that will be presented for consideration other than the business described in Proposals 1 and 2 in the Notice of Special Meeting of Shareholders. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

The Fund has previously sent its Annual Report and Semi-annual Report to its shareholders. The Fund will furnish without charge a copy of the Fund’s most recent Annual Report and the most recent Semi-annual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should: (i) access them on the Calvert Fund’s website at www.calvert.com; (ii) write to the Fund c/o Calvert Funds, P.O. Box 219544, Kansas City, MO 64121-9544; or (iii) call 1-800-368-2745, Monday through Thursday, 9:00 a.m. to 5:30 p.m. and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time).

QUESTIONS AND ANSWERS

WHAT IS BEING PROPOSED?

You are being asked to vote on two proposals. The first proposal is to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between Calvert Research and Management (“CRM”) and Hermes Investment Management Limited (“Hermes”) with respect to Calvert Emerging Markets Equity Fund (the “Fund”), a series of Calvert World Values Fund, Inc. (the “Corporation”).

The second proposal is to approve a “manager of managers” structure, which would allow CRM and the Fund to enter into and materially amend investment sub-advisory agreements with sub-advisers without obtaining shareholder approval, subject to certain conditions. Under a “manager of managers” structure, an investment adviser has the ultimate responsibility, subject to oversight by the fund’s board, for overseeing the fund’s sub-advisers and making recommendations to the board regarding the sub-advisers’ hiring, termination, or replacement. Each proposal is described in detail below.

WHAT EFFECT WILL THE PROPOSED CHANGE IN SUB-ADVISORY AGREEMENT HAVE ON THE INVESTMENT MANAGEMENT OF THE FUND?

The change will have no effect on the day-to-day management of the Fund. CRM currently serves as investment adviser of the Fund and has delegated the investment management of the Fund to Hermes. No changes to the Fund’s current portfolio management team or investment strategy are anticipated in connection with the New Sub-Advisory Agreement.

The Board of Directors of the Fund (the “Board”) approved an interim investment sub-advisory agreement between CRM and Hermes (the “Interim Sub-Advisory Agreement”), which took effect upon the closing of the Transaction on July 2, 2018 (effective July 1, 2018), so that Hermes could continue to serve as sub-adviser to the Fund while shareholders consider approval of the New Sub-Advisory Agreement. If the New Sub-Advisory Agreement is approved by the Fund’s shareholders, Hermes will continue to serve as sub-adviser to the Fund following the expiration of the Interim Sub-Advisory Agreement as described below.

WHAT EFFECT WILL THE PROPOSED CHANGES HAVE ON THE MANAGEMENT FEES AND EXPENSES OF THE FUND?

None. The management fees that the Fund pays to CRM under its investment advisory agreement and the rate of sub-advisory fees that CRM will pay to Hermes will not change in connection with the New Sub-Advisory Agreement. In addition, the New Sub-Advisory Agreement is not expected to result in any change in the Fund’s total expenses.

WHAT EFFECT WILL THE “MANAGER OF MANAGERS” STRUCTURE HAVE ON THE FUND?

Employing a “manager of managers” structure will allow CRM and the Fund to enter into and materially amend investment sub-advisory agreements with sub-advisers with the approval of the Board, without the expense and possible delay of seeking shareholder approval through a proxy and special shareholder meeting. The Directors believe that a “manager of managers” structure is in the best interest of shareholders of the Fund and will allow the Fund to operate more efficiently.

WHAT IS THE RECOMMENDATION OF THE BOARD OF DIRECTORS?

The Directors unanimously recommend that you vote in favor of the proposals.

WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE PROPOSALS?

If the Fund’s shareholders do not approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will not take effect and the Board will consider what actions may be appropriate. If the Fund’s shareholders do not approve the “manager of managers” structure, the proposed “manager of managers” structure will not take effect and shareholder approval will continue to be required each time CRM or the Fund enters into or materially amends an investment sub-advisory agreement.

2

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card, then mailing it in the postage-paid envelope provided. Alternatively, you can vote by telephone by calling the toll-free number on your proxy card or by computer by going to the Internet address provided on your proxy card, and following the instructions given, using your proxy card as a guide. By voting promptly, you can avoid additional solicitations by telephone or other means and the Fund can avoid additional expense.

IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

Yes. A written proxy is revocable prior to the Meeting by sending a signed written note with instructions to the Fund’s proxy tabulator, or by executing and delivering a later dated proxy, or by attending the Meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked in the same manner as written proxies.

WHAT IS THE REQUIRED VOTE TO APPROVE THE PROPOSALS?

Approval of each of Proposal 1 and Proposal 2 requires the affirmative “vote of a majority of the outstanding voting securities” of the Fund, which term as used in this Proxy Statement means the vote of the lesser of: (a) more than 50% of the outstanding voting securities; or (b) 67% or more of the voting securities present at a meeting or represented by proxy, if holders of more than 50% of the outstanding voting securities are present or represented by proxy.

PROPOSAL 1. APPROVAL OF NEW SUB-Advisory Agreement

Background

The Corporation is a registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Maryland corporation. The Corporation has multiple series, but only the Fund is the subject of this proxy statement. The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in equity securities of companies located in emerging market countries. Calvert Research and Management (“CRM”) manages the assets of the Fund pursuant to an investment advisory agreement dated December 31, 2016. CRM also serves as administrator to the Fund. CRM is a business trust established under the laws of The Commonwealth of Massachusetts and a subsidiary of Eaton Vance Management (“Eaton Vance”). CRM’s address is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. Eaton Vance Distributors, Inc., an affiliate of CRM located at Two International Place, Boston, MA 02110, is the principal underwriter for the Fund. CRM has delegated the investment management of the Fund to Hermes Investment Management Limited (“Hermes”), a London-based entity, and pays a portion of the advisory fee it receives from the Fund to Hermes for the sub-advisory services provided by Hermes to the Fund. CRM and Hermes have agreed to reimburse certain of the Fund’s expenses to the extent total annual Fund operating expenses exceed certain threshold amounts. This expense reimbursement will continue through January 31, 2019; there is no guarantee that it will be extended beyond that date. Any amendment to or termination of this reimbursement prior to January 31, 2019 would require approval of the Board.

The Transaction

In April 2018, Federated Investors, Inc. (“Federated”) announced an agreement to acquire a majority ownership stake in Hermes Fund Managers Limited, which owns Hermes, from BT Pension Scheme (“BTPS”) (the “Transaction”). The Transaction closed on July 2, 2018 (effective July 1, 2018). While no changes to the Fund’s portfolio management team, fee structure or investment strategy have occurred as a result of the Transaction, under the 1940 Act, the change in ownership necessitates a new sub-advisory agreement because the Transaction resulted in a change of control of Hermes and the automatic termination of the prior sub-advisory agreement, dated December 31, 2016, between Hermes and CRM (the “Prior Sub-Advisory Agreement”). This is because the 1940 Act, which regulates investment companies such as the Fund, requires investment advisory agreements to terminate automatically in the event of an assignment and an assignment is deemed to occur when there is a change of control of an investment adviser or sub-adviser. Because the Prior Sub-Advisory Agreement terminated as a result of the Transaction, Fund shareholders are being asked to approve a new sub-advisory between CRM and Hermes (the “New Sub-Advisory Agreement”), which will be substantially the same as the Prior Sub-Advisory Agreement. Such approval will enable Hermes to continue to provide investment sub-advisory services to the Fund without interruption.

3

Board Approvals

At an in-person meeting held in June 2018, the Board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), approved the New Sub-Advisory Agreement and the submission of the New Sub-Advisory Agreement to shareholders for approval. The Board also approved an interim investment sub-advisory agreement (the “Interim Sub-Advisory Agreement”), which took effect upon the closing of the Transaction on July 2, 2018 (effective July 1, 2018), so that Hermes could continue to serve as sub-adviser to the Fund while shareholders consider approval of the New Sub-Advisory Agreement. The Interim Sub-Advisory Agreement provides for compensation to be paid to Hermes at the same rate as that paid under the Prior Sub-Advisory Agreement. The Interim Sub-Advisory Agreement will be effective until the earlier of 150 days after the Prior Sub-Advisory Agreement terminated or the approval of the New Sub-Advisory Agreement by the Fund’s shareholders. If the shareholders of the Fund approve the New Sub-Advisory Agreement, Hermes will continue to serve as sub-adviser to the Fund under the terms of the New Sub-Advisory Agreement, which are substantially identical to those of the Prior Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement between CRM and Hermes with respect to the Fund is attached as Exhibit C. You should refer to Exhibit C for the complete terms of the New Sub-Advisory Agreement.

Comparison of the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement are substantially identical to those of the Prior Sub-Advisory Agreement, except for the date of effectiveness. There will be no change in the sub-advisory fee rate payable by CRM to Hermes. The New Sub-Advisory Agreement is expected to be effective upon shareholder approval, will have an initial term of two years, and will continue in effect for successive one-year periods thereafter if its continuance is approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a summary of the principal terms of the Prior Sub-Advisory Agreement as compared to those of the New Sub-Advisory Agreement. The Prior Sub-Advisory Agreement was last submitted to shareholders for approval on December 16, 2016 in connection with CRM’s acquisition of substantially all of the business assets of Calvert Investment Management, Inc., the prior investment adviser to the Fund.

Duties. Hermes’ duties under the New Sub-Advisory Agreement are the same as under the Prior Sub-Advisory Agreement. Among other duties, Hermes will provide a continuous investment program for the Fund and determine, in its discretion, the composition of the assets of the Fund, including the determination of the purchase, retention, or sale of the securities, cash and other investments for the Fund.

Fees. Approval of the New Sub-Advisory Agreement will not change the annual advisory fee rates payable by the Fund to CRM. The sub-advisory fees are payable by CRM, and not the Fund, and will not change upon approval of the New Sub-Advisory Agreement. Under the New Sub-Advisory Agreement, the sub-advisory fee paid by CRM (as investment adviser to the Fund) to Hermes for its services would remain at the annual rate of 0.65% of the Fund’s average daily net assets. The compensation payable to Hermes would continue to exclude any assets invested under the Fund’s high social impact investments and/or special equities programs.

Limitation of Liability. There is no change to the liability of Hermes under the New Sub-Advisory Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, Hermes shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under the New Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Hermes’ duties, or any breach by Hermes of its obligations or duties under the New Sub-Advisory Agreement.

Termination. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement may be terminated (a) by CRM upon 60 days’ prior written notice to Hermes and the Corporation provided, however, that CRM may terminate the agreement without penalty in the event Hermes is unable to adopt compliance techniques, in accordance with the terms of the Agreement, or violates its confidentiality and non-use agreement; (b) at any time without payment of any penalty by the Fund, by the Fund’s Board or a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to CRM and Hermes; or (c) by Hermes upon 60 days prior written notice, provided, however, that Hermes may terminate the agreement at any time without penalty, effective upon written notice to Hermes and the Fund, in the event either Hermes (acting in good faith) or CRM ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund.

4

Portfolio Management. The portfolio managers of the Fund are Gary Greenberg and Elena Tedesco, each of whom has served as a portfolio manager to the Fund since its inception in October 2012. Mr. Greenberg and Ms. Tedesco are expected to continue to manage the Fund if shareholders approve the New Sub-Advisory Agreement.

Information about Hermes

Hermes is located at 150 Cheapside, London EC2V 6ET. Hermes is regulated by the U.K. Financial Services Authority and registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”) since 2010. Hermes does not serve as adviser or sub-adviser to any other similarly managed U.S. registered investment company. Prior to the closing of the Transaction, the parent company and sole shareholder of Hermes Fund Managers Limited was BTPS, located at One America Square, 17 Crosswall, London EC3N 2LB. As a result of the Transaction, Federated Investors, Inc., located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222, owns a 60% interest in Hermes, BTPS retains a 29.5% interest in Hermes and certain members of Hermes’ management hold an aggregate 10.5% interest in Hermes.

Listed below are the names and principal occupations of all the board members of Hermes.

Name	Principal Occupation
Saker Nusseibeh	Chief Executive Officer, Hermes Investment Management
Harriet Steel	Head of Business Development, Hermes Investment Management
David Stewart	Chairman and Independent Non-executive Director
Billy McClory	Non-executive Director, BTPS
David Watson	Non-executive Director
Sally James	Non-executive Director
Thomas Donahue	President, FII Holdings, Inc., Chief Financial Officer and Treasurer, Federated Investors, Inc. and Director, Federated Investors, Inc.
John Fisher	President and Chief Executive Officer, Federated Advisory Companies
Gordon Ceresino	Vice Chairman, Federated Investors, Inc. and President, Federated International Management Limited
Deborah Cunningham, CFA	Chief Investment Officer Global Liquidity Markets, Senior Portfolio Manager, Executive Vice President, Federated Investors, Inc.
Jane E. Lambesis	Senior Vice President, Regional Sales Consultant, Federated Investors, Inc.
Denis McAuley III	Vice President and Director of Corporate Finance of Federated Investors, Inc. and Director of various International subsidiaries and Funds run by Federated Investors Inc.
Theodore W Zierden III	President, Administration, Federated Services Company

Under the Prior Sub-Advisory Agreement, CRM paid Hermes $634,670 in sub-advisory fees for the period December 31, 2016 to September 30, 2017.

Board Recommendation

At a meeting held in June 20, 2018, the Board, including all the Independent Directors, unanimously approved the New Sub-Advisory Agreement (Proposal 1). In considering the New Sub-Advisory Agreement, the Board, assisted by its independent counsel, took into account the terms of the New Sub-Advisory Agreement and reviewed the factors and information it previously took into account when renewing the Prior Sub-Advisory Agreement at its March 2018 meeting. Such factors are set forth in Exhibit D.

The Board also considered the Transaction and its potential impact to the Fund, noting that no changes were planned to Hermes’ portfolio management personnel or investment approach in connection with the Transaction. Further, they noted the Transaction will not result in any changes to Hermes’ compliance program, compliance team, or compliance processes. Finally, they noted that the Transaction would not result in any

5

change in the nature, extent or quality of services provided by Hermes to the Fund or to the sub-advisory fee paid by CRM to Hermes nor would there be any changes to Hermes’ investment philosophy or process.

The Board determined that it would be in Fund shareholders’ best interests to approve the New Sub-Advisory Agreement in order to have Hermes continue to provide sub-advisory services to the Fund. Based upon that conclusion and the foregoing considerations, the Directors, including all of the Independent Directors, unanimously approved the New Sub-Advisory Agreement and determined to recommend its approval to the shareholders of the Fund.

Vote Required to Approve Proposal 1

Approval of the New Sub-Advisory Agreement requires the affirmative “vote of a majority of the outstanding voting securities” of the Fund which term as used in this Proxy Statement means the vote of the lesser of: (a) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal; or (b) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy entitled to vote on the proposal, if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy.

The Board unanimously recommends that the shareholders of the Fund vote FOR the approval of the New Sub-Advisory Agreement between CRM and Hermes as described in this proposal.

PROPOSAL 2. APPROVAL OF A “MANAGER OF MANAGERS” STRUCTURE

Background

At a meeting held in June 2018, the Board unanimously approved a “manager of managers” structure, which would allow CRM and the Fund to enter into and materially amend sub-advisory agreements without shareholder approval. Under this structure, an investment adviser has the ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser and making recommendations to the Board regarding the sub-adviser’s hiring, termination, or replacement. The “manager of managers” structure would allow the Fund to operate with greater efficiency by allowing CRM and the Board to engage sub-advisers without incurring the expense and delay associated with obtaining shareholder approval.

Without the “manager of managers” structure in place, the Fund would continue to be required to call and hold shareholder meetings before it enters into or materially amends a sub-advisory agreement. Each time a shareholder meeting is called, the Fund must create and distribute proxy materials and solicit proxy votes from the Fund’s shareholders. This process can be expensive to the Fund and may cause delays in making changes that CRM and the Board have determined are necessary or desirable. These costs are often borne by the Fund (and therefore indirectly by the Fund’s shareholders). Certain corporate transactions involving a sub-adviser of the Fund (such as the one described in Proposal 1 with respect to Hermes), result in the Fund seeking shareholder approval of a new sub-advisory agreement, even where there will be no change in the individuals managing the Fund or the sub-advisory fee paid to the sub-adviser. If the Fund’s shareholders approve the “manager of managers” structure for the Fund, the Board would be able to act more quickly, and with potentially less expense to the Fund, in managing sub-advisory relationships in the best interests of the Fund and its shareholders.

Prior to reliance on a “manager of managers” structure, CRM and the Corporation would need to apply for and be granted exemptive relief from the SEC. There is no guarantee that the SEC will grant the requested exemptive relief or grant the requested exemptive relief on the terms and conditions expected by CRM. By approving Proposal 2, you are approving the operation of a “manager of managers” structure with CRM as adviser under any such terms or conditions granted by the SEC.

A “manager of managers” structure does not permit investment management fees paid by the Fund to CRM to be increased without shareholder approval nor does it lessen CRM’s responsibilities to the Fund, including the overall responsibility for the portfolio management services furnished by a sub-adviser. Under the structure, CRM would continue to supervise and oversee the activities of the sub-advisers to the Fund, monitor each sub-adviser’s performance and make recommendations to the Board about whether a sub-advisory agreement should be continued, modified or terminated. The Board would continue to oversee the sub-adviser selection process to help ensure that the interests of shareholders are protected whenever CRM seeks to select a new or additional sub-adviser or modify an existing sub-advisory agreement. The Board, including a majority of the Independent Directors, would continue to be required to review and consider the continuance of each sub-advisory agreement at least annually after an initial two-year term. In reviewing new or existing sub-advisory agreements or modifications to existing sub-advisory agreements, the Board would analyze all factors that it

6

considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the sub-adviser, the investment performance of the assets managed by the sub-adviser in the particular style for which a sub-adviser is sought, as well as the sub-adviser’s compliance with federal securities laws and regulations. CRM and each sub-adviser would continue to have a legal duty to provide the Board with information on all factors pertinent to the Board’s decision regarding the sub-advisory arrangement. Typically, the SEC requires, as a condition to granting a “manager of managers” exemptive relief, that shareholders be given notice of the hiring, termination or replacement of a sub-adviser, including the information concerning a new sub-adviser that normally would be provided in a proxy statement, made pursuant to the exemptive relief.

Board Recommendation

At a meeting on June 20, 2018, the Board approved the proposed “manager of managers” structure (Proposal 2). In considering Proposal 2, the Board considered various factors, including the ability of the Board and CRM to enter into or materially change the terms of a sub-advisory agreement with less expense and more efficiency; that any increase in total management fees paid by the Fund to CRM would still require shareholder approval; that a sub-adviser could not be appointed, and no material change to the sub-advisory agreement could be made, without Board approval; and that CRM would remain responsible for monitoring a sub-adviser’s compliance with the Fund’s investment objectives and investment strategies and reviewing the performance of the sub-adviser.

The Board determined that granting CRM (subject to review and approval by the Board) maximum flexibility to select sub-advisers, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders because it would allow the Fund to operate more efficiently. In addition, the Board believes that it is appropriate to vest the selection of sub-advisers in CRM (subject to review and approval by the Board) in light of CRM’s investment advisory expertise and its experience in selecting sub-advisers. The Board believes that if in the future it becomes appropriate to add or change a sub-adviser to the Fund, it could access this expertise and experience in ways that can add value to the Fund and its shareholders.

Vote Required to Approve Proposal 2

Approval of the “manager of managers” structure requires the affirmative “vote of a majority of the outstanding voting securities” of the Fund which term as used in this Proxy Statement means the vote of the lesser of: (a) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal; or (b) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy, if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy entitled to vote on the proposal.

The Board unanimously recommends that the shareholders of the Fund vote FOR the “manager of managers” structure as described in this Proposal.

NOTICE TO BANKS AND BROKER/DEALERS

The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Calvert Funds, P.O. Box 219544, Kansas City, MO 64121-9544.

7

ADDITIONAL INFORMATION

Implementation of Proposals

If Proposals 1 and 2 are approved, they will be implemented as soon as practicable.

Proxy Solicitation and Tabulation

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board will be borne by Hermes. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Corporation, by personnel of CRM, by the Fund’s transfer agent, DST Asset Manager Solutions, Inc., by broker-dealer firms or by a professional solicitation organization. The Fund has retained [ ] to assist in the solicitation of proxies, for which Hermes will pay an estimated fee of approximately $[-----], including out-of-pocket expenses. Estimated costs assume a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs would be higher. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers, by CRM personnel, by the transfer agent, DST Asset Manager Solutions, Inc., by broker-dealer firms or by [ ] in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne by Hermes A written proxy may be delivered to the Fund or its transfer agent prior to the Meeting by facsimile machine, graphic communication equipment or other electronic transmission. Hermes will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs are $[------].

Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the Internet rather than return their proxy cards. Please see the enclosed proxy card for details. The Fund may arrange for CRM, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Fund records votes by telephone or over the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the Meeting and voting in person.

All proxy cards solicited by the Board that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to a Proposal, it will be voted FOR the matters specified on the proxy card. With respect to Fund shares held in Calvert individual retirement accounts, undirected shares will be voted by CRM or an affiliate in the same proportion as shares of the Fund for which instructions were received. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be treated as shares that are present at the Meeting for purposes of establishing quorum, but will have the effect of a vote against the Proposals. Treating broker non-votes as negative votes may result in a Proposal not being approved, even though the votes cast in favor would have been sufficient to approve the Proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Board, the Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the Proposal. The Fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes if doing so is necessary to obtain a quorum.

Under the By-Laws of the Corporation, a quorum requires the presence, in person or by proxy, of at least one-third (1/3) of the outstanding shares of the Fund. If a quorum is not present at the Meeting or if the quorum is present at the Meeting, but sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this Meeting are not received by the Meeting date, the persons named as attorneys in the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the session of the Meeting to be adjourned. The persons named as

8

attorneys in the enclosed proxy card will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. Abstentions and broker non-votes will not be treated as shares voted on any such adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by Hermes as described above.

Shareholder Proposals

Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Calvert Funds, Two International Place, Boston, MA 02110. Proposals must be received a reasonable time in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Fund does not conduct annual meetings.

Householding

One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling 1-800-368-2845, Monday through Thursday, 9:00 a.m. to 5:30 p.m. and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time) or writing to Calvert Funds, P.O. Box 219544, Kansas City, MO 64121-9544.

9

Exhibit A

As of July 13, 2018, the following person(s) of each class of the Fund held the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances.

[Please note that this will include (1) title of class, (2) name and address, (3) amount and nature of beneficial ownership, and (4) percent of class.]

Class A Shares

Class C Shares

Class I Shares

Class R6 Shares

Beneficial owners of 25% or more of a Class are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

A-1

Exhibit B

FORM OF

CALVERT EMERGING MARKETS EQUITY FUND

INVESTMENT SUB-ADVISORY AGREEMENT

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”) effective this ___ day of ____, 2018 is between Calvert Research and Management (“Adviser”), a Massachusetts business trust, and Hermes Investment Management Limited (“Sub-Adviser”) a limited liability company incorporated in England and Wales and registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and authorized and regulated by the Financial Conduct Authority of the United Kingdom and any successor regulator (“FCA”).

WHEREAS, Calvert Emerging Markets Equity Fund (“Fund”), a series of Calvert World Values Fund, Inc. (“Company”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, management investment company; and

WHEREAS, pursuant to an Investment Advisory Agreement dated December 31, 2016 (“Advisory Agreement”), a copy of which has been provided to the Sub-Adviser, the Company has retained the Adviser to render investment advisory services to the Fund (as described more fully below); and

WHEREAS, pursuant to authority granted to the Adviser in the Advisory Agreement, the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund and the Adviser, and the Sub-Adviser is willing to furnish such services to the Fund and the Adviser.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

1.       Appointment. The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for and to manage the investment and reinvestment of that portion of the Fund’s assets that shall be allocated to the Sub-Adviser (“Portfolio”), subject to the supervision of the Adviser, for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services set forth herein for the period and on the terms set forth in this Agreement.

Subject to the requirements of the 1940 Act, the Adviser has the authority in its discretion to alter the allocation of the Fund’s assets among the Sub-Adviser, the Adviser and any other appointed sub-adviser.

2.       Sub-Adviser Duties. Subject to the supervision of the Board of Directors (“Board”) and the Adviser, the Sub-Adviser will provide a continuous investment program for the Portfolio and determine, in its discretion and subject to Section 3 of this Agreement, the composition of the assets of the Portfolio, including the determination of the purchase, retention, or sale of the securities, cash, and other investments for the Portfolio. Subject to Section 3 of this Agreement, the Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sale, and reinvestment of the Portfolio’s assets by determining (a) the securities and other investments that shall be purchased, entered into, sold, closed, and/or exchanged for the Portfolio; (b) when these transactions should be executed, and (c) what portion of the assets of the Portfolio should be held in various securities and other investments in which the Fund is permitted to invest. In accordance with the terms of this Agreement, the Sub-Adviser is authorized, in its sole discretion, to buy, sell, and otherwise trade in any of the types of securities and investment instruments in accordance with the investment objectives and policies disclosed in the Company’s Registration Statement for the Fund as filed with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (“1933 Act”), and the 1940 Act, as from time to time amended (“Registration Statement”).

B-1

The Sub-Adviser will provide the services under this Agreement in accordance with the Company’s Articles of Incorporation, By-Laws, and the Fund’s investment objective(s), policies and procedures and restrictions as stated in the Company’s Registration Statement. The Adviser shall provide the Sub-Adviser with copies of the Company’s Articles of Incorporation, By-Laws, and any amendment to the Registration Statement promptly following its filing with the SEC as well as any sticker supplements to the Fund’s prospectus or statement of additional information relevant to the Sub-Adviser or its management of the Fund. Sub-Adviser’s services under this Agreement may also be subject to any other investment parameters for the Fund (including portfolio risk limits) that are mutually agreed to in writing by the Adviser and the Sub-Adviser.

The Sub-Adviser further agrees as follows:

a.       The Sub-Adviser shall perform its duties hereunder in accordance with (i) the 1940 Act and all rules and regulations thereunder, (ii) all other applicable federal and state laws and regulations, (iii) any procedures adopted by the Board and deemed applicable by the Adviser to the Fund (provided that the Sub-Adviser has been or will be provided by the Adviser with a copy of any current or future procedures and has been provided with a reasonable period of time to understand and adapt to such procedures) (“Fund Procedures”), (iv) the provisions of the Fund’s Registration Statement (as described above), and (v) the Sub-Adviser’s operating policies and procedures provided to the Adviser. The Sub-Adviser shall exercise reasonable care in the performance of its duties under the Agreement. With respect to (iii) above, by executing this Agreement, the Sub-Adviser acknowledges that it has received from the Adviser written copies of the current Fund Procedures and has had a reasonable period of time to understand and adapt to such Procedures.

b.       The Sub-Adviser will manage the Portfolio so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (“Code”). The Sub-Adviser shall not be responsible for compliance with Section 851 of the Code with respect to any portions of the Fund that are not part of the Portfolio.

c.        The Sub-Adviser agrees to take appropriate action (which includes voting) with respect to all proxies for the Fund's portfolio investments in a timely manner in accordance with the Fund’s Proxy Voting Guidelines (a copy of which has been provided to the Sub-Adviser) to the extent that the Sub-Adviser receives timely notice that the Adviser no longer will be voting proxies for the Fund’s portfolio investments. When the Adviser has assumed responsibility for voting proxies for the Fund’s portfolio investments pursuant to the Fund’s Proxy Voting Guidelines, the Sub-Adviser agrees to take any and all appropriate actions to facilitate the Adviser's timely receipt of all proxies for the Fund’s portfolio investments, which the Adviser, in turn, will vote.

d.       The Sub-Adviser will assist the Company’s Custodian (“Custodian”) and the Adviser in determining or confirming, consistent with the relevant Fund Procedures and as stated in the Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Custodian or the Adviser seeks assistance from, or identifies for review by, the Sub-Adviser and otherwise perform such duties as sub-adviser for the Portfolio as are specifically described in such Fund Procedures. The parties acknowledge that the Sub-Adviser is not a custodian of the Company’s assets and will not take possession or custody of such assets.

e.       Following the end of each of the Fund’s fiscal quarters, the Sub-Adviser will assist the Fund’s administrator in its preparation of any reports required by applicable rules and regulations, such as Form N-CSR, Form N-SAR and Form N-Q, to be filed by the Fund as well as any discussion of the Portfolio’s performance required by applicable law. The Sub-Adviser will also provide periodic commentaries regarding the performance of the Portfolio as reasonably requested by the Adviser, which shall be subject to review and approval by the Adviser. The Sub-Adviser also will provide to the Company any certifications relating to the content of any such report, discussion or commentary as required by relevant Fund Procedures or as is otherwise reasonably requested by the Company.

f.       The Sub-Adviser will complete and deliver to the Adviser for each quarter by the 10th calendar day of the following quarter (i) a written compliance checklist in a form provided by the Adviser, (ii) a written investment oversight questionnaire in a form provided by the Adviser, (iii) a risk management and related analytic report in a format agreed to in advance by the Adviser and Sub-Adviser, and (iv) such other reports as may be reasonably requested by the Adviser.

B-2

g.       The Sub-Adviser will make available to the Company and the Adviser, promptly upon request, any of the investment records and ledgers for the Portfolio maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the Custodian, portfolio accounting agent or other service providers for the Company) as are necessary to assist the Company and the Adviser in complying with requirements of the 1940 Act and the Advisers Act, and the rules under each, as well as other applicable securities laws. The Sub-Adviser will furnish to regulatory authorities, having the requisite authority over the Fund, any information or reports in connection with the Sub-Adviser’s services to the Fund and the Adviser that may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

h.       The Sub-Adviser will provide periodic reports to the Board (for consideration at meetings of the Board) on the investment program for the Portfolio and the investments in the Portfolio in a format agreed to in advance by the Adviser and Sub-Adviser and such other special reports as the Board or the Adviser may reasonably request, provided the format of such special reports is agreed to in advance by the Adviser and Sub-Adviser.

i.       The Sub-Adviser will maintain a fidelity bond, as well as insurance for its directors and officers and errors and omissions in an adequate amount based on the Sub-Adviser’s assets under management and the scope of its business.

3.       Application of Responsible Investment Criteria. To the extent provided in the Registration Statement, the Adviser is responsible for providing investment research and decision making to the Fund using its responsible investment principles, which may be amended from time to time with approval of the Board. The Sub-Adviser will buy only those securities permitted by the Fund’s investment program and determined by the Adviser to meet the responsible investment criteria and of which the Sub-Adviser has been notified. In the event that the Adviser notifies the Sub-Adviser that a security already in the Portfolio no longer meets the Fund’s responsible investment criteria, the Adviser shall instruct the Sub-Adviser as to whether the Sub-Adviser should dispose of the security immediately or at such time as the Sub-Adviser believes would be least detrimental to the Fund. To the extent instructed by the Adviser, the Sub-Adviser shall have no liability for the properly executed disposition of any securities under this sub-paragraph. With respect to this sub-paragraph, the means by which the Adviser shall notify the Sub-Adviser shall be mutually agreed upon by the parties.

4.       Broker-Dealer Selection and Portfolio Transaction Information. The Sub-Adviser is authorized to place all orders for the purchase or sale of portfolio securities and investment instruments permitted by the Fund’s Registration Statement for the Portfolio either directly with the issuer or with brokers or dealers selected by the Sub-Adviser. To that end, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the Custodian as to deliveries of securities and investment instruments and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of orders for the Portfolio, the Sub-Adviser shall follow the relevant Fund Procedures, including policies and procedures relating to brokerage allocation and use of Fund commissions and shall use its best efforts to seek, on behalf of the Fund, the best overall execution available. The Sub-Adviser will report on brokerage allocation to the Company’s Board periodically indicating the broker-dealers to which such allocations have been made and the basis therefore.

The Sub-Adviser will arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the Custodian to perform its administrative and recordkeeping responsibilities with respect to the Company.

5.       Disclosure about Sub-Adviser. The Sub-Adviser has received and reviewed the most current amendment to the Registration Statement for the Company relating to the offering of Fund shares that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser and its investment process or personnel, and securities or other investments permitted for investment for the Portfolio, including the risks of such securities or other investments, such Registration Statement, as of the date hereof, contains no untrue statement of any material fact or omits to state a material fact that would be

B-3

necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser agrees to promptly notify the Adviser of any changes to the above referenced information within the Registration Statement that are necessary for the Registration Statement to remain accurate or to ensure that the Registration Statement contains no untrue statement of any material fact or omits to state a material fact that would be necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and regulated by the FCA and will maintain such registration so long as this Agreement remains in effect. The Adviser hereby acknowledges that it has received a copy of the Sub-Adviser’s Form ADV (as filed with the SEC) prior to entering into this Agreement. For the purposes of the rules of the FCA (the “FCA Rules”), the Sub-Adviser has categorized the Adviser as a professional client (as defined in the FCA Rules) and the Sub-Adviser will provide its services hereunder on this basis.

6.       Duties of the Adviser. The Adviser undertakes to provide the Sub-Adviser with reasonable advance written notice of any action taken by the Adviser or the Company’s Board that is likely to have any impact on the Sub-Adviser or its ability to provide services under this Agreement including, without limitation, any change to (i) the Fund’s investment objective, strategies, policies, and restrictions, (ii) the Fund Procedures, or (iii) the Fund’s Registration Statement as it relates to the services provided by the Sub-Adviser to the Fund. The Adviser agrees that, provided it is within its ability, it will allow for a reasonable implementation period for any such action and Sub-Adviser agrees it will make a reasonable effort to implement any such action within such implementation period.

7.       Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its duties under this Agreement, including, but not limited to, rental and overhead expenses, expenses of the Sub-Adviser’s personnel, insurance of the Sub-Adviser and its personnel, research services (except as permitted under the Fund Procedures), and taxes of the Sub-Adviser.

The Sub-Adviser shall bear all reasonable and properly incurred expenses and costs of the Company (including reasonable attorney’s fees), if any, arising out of a termination or possible termination of this Agreement as a result of an assignment caused by a change of control or management of the Sub-Adviser, including the preparation and mailing of an information statement to shareholders pursuant to a “manager-of-managers” exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply in any circumstance in which the Adviser, in consultation with internal or outside counsel to the Company, deems that an actual or possible assignment of this Agreement has or may occur, and determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

The Sub-Adviser will not be responsible for extraordinary expenses relating to inspections, investigations, inquiries and other actions by regulatory authorities except to the extent that such extraordinary expenses specifically relate to the Sub-Adviser’s services provided to the Portfolio or are the result of the actions or omissions of the Sub-Adviser or any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act is a Controlling Person of the Sub-Adviser.

The Adviser and the Company shall be responsible for all expenses of the Fund’s and Adviser’s operations including, without limitation, those described in the Advisory Agreement.

8.       Compensation. For the services provided to the Fund, the Adviser will pay the Sub-Adviser an annual fee equal to the amount specified in Schedule A hereto payable monthly in arrears on the last business day of each month. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect. The Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser. The Company shall have no liability for Sub-Adviser’s fee hereunder.

Any compensation payable under this paragraph shall exclude any assets invested under the Fund’s High Social Impact Investments and/or Special Equities programs.

B-4

9.       Materials.

a.       During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, statements of additional information, and sticker supplements relevant to the Sub-Adviser or its management of the Portfolio, as well as proxy statements and reports to shareholders prepared for distribution to shareholders of the Fund, which refer to the Sub-Adviser, prior to the use thereof, and neither the Adviser nor the Company shall use any such materials if the Sub-Adviser reasonably objects in writing within 3 business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to reasonable objections with respect to the accuracy or completeness of the disclosure in such documents or reports.

b.       It is understood that the name Hermes Investment Management Limited or any derivative thereof or logos associated with such name is the valuable property of the Sub-Adviser and its affiliates and that the Fund or its affiliates have the right to use such name (or derivatives or logos) in offering materials of the Fund and for so long as the Sub-Adviser is a sub-adviser to the Portfolio. Upon termination of this Agreement the Fund shall as soon as is reasonably possible cease to use such name (or derivatives or logos).

c.       It is understood that the name Calvert or any derivative thereof or logos associated with such name is the valuable property of the Adviser and its affiliates and that the Sub-Adviser has the right to use such name (or derivatives or logos) in client lists. Any other use shall require approval in advance from the Adviser. Upon termination of this Agreement the Sub-Adviser shall as soon as is reasonably possible cease to use such name (or derivatives or logos).

10.       Compliance.

a.       As required by Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted written policies and procedures reasonably designed to prevent violation by it, or any of its supervised persons, of the Advisers Act and the rules under the Advisers Act and all other laws and regulations relevant to the performance of its duties under this Agreement (“Sub-Adviser Procedures”). The Sub-Adviser has designated a chief compliance officer (“CCO”) responsible for administering the Sub-Adviser Procedures. The CCO shall provide to the Adviser and/or the Company and their respective CCOs written compliance reports relating to the operations and compliance procedures of the Sub-Adviser as may be required by law or regulation or as are otherwise reasonably requested. The Sub-Adviser agrees to implement other or additional compliance techniques as the Adviser or the Board may reasonably request, including written compliance procedures, provided that doing so would not cause the Sub-Adviser to incur additional significant fees or expenses or otherwise conflict with the Sub-Adviser’s compliance program.

b.       The Sub-Adviser agrees that, if legally permitted, it shall promptly notify (orally or in writing), the Adviser and the Company if the SEC has: commenced an examination of the Sub-Adviser, censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; commenced proceedings or an investigation (formally or informally) that may result in any of these actions; or corresponded with the Sub-Adviser including sending a deficiency letter or raising issues about the business, operations, or practices of the Sub-Adviser, which may have a material impact on the Sub-Adviser’s ability to manage the Portfolio. The Sub-Adviser further agrees to promptly notify the Adviser and the Company upon detection of any breach of any of the Fund Procedures or material violation of any applicable law or regulation, including the 1940 Act and Subchapter M of the Code, relating to the Portfolio, or upon detection of any violation of the Sub-Adviser Procedures that relate to the Portfolio or Sub-Adviser’s activities as an investment sub-adviser generally. The Sub-Adviser further agrees to promptly notify the Adviser and the Company of any material fact known to the Sub-Adviser relating to the Sub-Adviser that is not contained in the Fund’s Registration Statement, prospectus or statement of additional information, or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

c.       The Adviser agrees that it shall promptly notify, if legally permitted, the Sub-Adviser (1) in the event that the SEC has censured the Adviser or the Company with respect to the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Company has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) of any regulatory matter involving the Fund’s investments or investment practices.

B-5

d.       The Sub-Adviser will provide the Adviser with such reports, presentations, certifications and other information as the Adviser may reasonably request from time to time concerning the business and operations of the Sub-Adviser in performing services hereunder or generally concerning the Sub-Adviser’s investment advisory services, the Sub-Adviser’s compliance with applicable federal, state and local law and regulations, and other matters that are likely to have a material impact on the Sub-Adviser’s duties hereunder.

11.       Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company’s or the Adviser’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

12.       Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement, the Fund or the Company. This Agreement is not binding on the Adviser unless the Sub-Adviser has signed and is subject to a confidentiality and non-use agreement ("Non-Use Agreement") not materially different than the one attached hereto as Exhibit 1. Each party agrees that for a period of two years from the date of termination of the Agreement, it shall not attempt to develop, market or sell any product or strategy which uses or employs any Confidential Information of the other party, as that term is defined in the Non-Use Agreement...

13.       Exclusivity. Each Party and its affiliates may have advisory, management service or other agreements with other organizations and persons, and may have other interests and businesses; provided, however, that during the term of the Agreement, the Sub-Adviser will not provide investment advisory services to any other investment company offered to the public and registered under the 1940 Act (“Registered Fund”) which has the same or a substantially similar investment strategy to that of the Fund and which employs a responsible investment mandate or “social screens”, as such terms are commonly understood. In addition, during the term of this Agreement, the Sub-Adviser will not provide investment advisory services to another Registered Fund, except to the extent that such services are currently being provided, without providing notification to the Adviser.

14.       Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Company shall at all times reserve the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.       Liability.

a.       Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Adviser agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls or is a controlling person (“Controlling Person”) of the Sub-Adviser shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or any breach by the Sub-Adviser of its obligations or duties under this Agreement.

b.       The Sub-Adviser agrees that neither the Company nor the Fund shall bear any responsibility or shall be subject to any liability for any damages, expenses, or losses of Sub-Adviser connected with or arising out of its services under this Agreement, except to the extent that such damages, expense or loss (i) was as a result of actions taken or failed to be taken by the Company or the Adviser, (ii) was as a result of the willful misfeasance, bad faith, or gross negligence of the Adviser or any breach or reckless disregard of the Adviser’s obligations and duties to the Fund and its shareholders under the federal securities laws or the Code, (iii) any breach by the Adviser of its obligations or duties under this Agreement or the Advisory Agreement; or (iv) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, prospectus or statement of additional information, or any amendment thereof or any

B-6

supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by the Sub-Adviser to the Adviser.

16.       Indemnification.

a.       The Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act is a Controlling Person the Sub-Adviser (the Sub-Adviser and all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities as Adviser to the Fund which (i) may be based upon the Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Adviser’s reckless disregard of its obligations and duties to the Fund and its shareholders under the federal securities laws or the Code, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, prospectus or statements of additional information, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by a Sub-Adviser Indemnified Person to the Adviser or the Company or to any affiliated person of the Adviser; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations or duties under this Agreement.

b.       Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and any Controlling Person of the Adviser (the Adviser and all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Portfolio which (i) may be based upon the Sub-Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Sub-Adviser’s reckless disregard of its obligations or duties under this Agreement, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, prospectus or statement of additional information, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by an Adviser Indemnified Person to the Adviser or the Company or to any affiliated person of the Adviser; provided however, that in no case shall the indemnity in favor of the Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations or duties under this Agreement.

c.       The Adviser shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified

B-7

Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be reasonably satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

d.       The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be reasonably satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Adviser Indemnified Person.

17.       Duration and Termination.

a.       This Agreement shall become effective on the date first stated above, subject to the condition that the Company’s Board, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Sub-Adviser, shall have approved this Agreement in the manner required by the 1940 Act. Unless terminated as provided herein, this Agreement shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and affect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually by (a) the Board, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company, and (b) the vote of a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

b.       Notwithstanding the foregoing, this Agreement may be terminated: (a) by the Adviser at any time without payment of any penalty, upon 60 days’ prior written notice to the Sub-Adviser and the Company provided, however, that the Adviser may terminate this Agreement immediately without penalty in the event Sub-Adviser is unable to adopt compliance techniques, in accordance with the terms of Section 10.a. of this Agreement or violates the Non-Use Agreement; (b) at any time without payment of any penalty by the Company, by the Company’s Board or a majority of the outstanding voting securities of the Company, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser; or (c) by the Sub-Adviser upon 60 days prior written notice, provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Company, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Company.

c.       In the event of termination for any reason, all records of the Company shall promptly be returned to the Adviser or the Company, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940

B-8

Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 12, 14, 15, 16, 18 and 21 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect as provided in Section 7.

d.       Upon termination of this Agreement: (a) the duties of the Adviser delegated to the Sub-Adviser under this Agreement shall automatically revert to the Adviser or a successor sub-adviser; and (b) both parties agree to use reasonable efforts to jointly issue public statements (other than those public statements required by law to be delivered by a single party) regarding the termination of the Agreement.

18.       Notices. Any notice must be in writing and shall be sufficiently given (a) when delivered in person, (b) when dispatched by electronic mail or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (c) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (d) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Company:

Calvert World Values Fund

Attn: Maureen Gemma

Two International Place

Boston, MA 02110

USA

If to the Adviser:

Calvert Research and Management

Attn: Maureen Gemma

Two International Place

Boston, MA 02110

USA

If to the Sub-Adviser:

Hermes Investment Management Limited

Head of Legal

150 Cheapside

London

EC2V 6ET

United Kingdom

19.       Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved as required by applicable law. The Sub-Adviser shall furnish to the Board such information as may be reasonably necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant Section 17 or this Section 19 of this Agreement.

20.       No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except as described in Section 21(b) of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any shareholder or person other than the Adviser or the Fund(s) in question (including without limitation any shareholder in any Fund) any direct, indirect, derivative or other rights against the Adviser or Sub-Adviser or (ii) create or give rise to any duty or obligation on the part of the Adviser or Sub-Adviser (including without limitation any fiduciary duty) to any shareholder or person other than a Fund, all of which rights, benefits, duties and obligations are hereby expressly excluded.

B-9

21.       Miscellaneous.

a.       This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. Any legal action or proceeding with respect to this Agreement or the services provided hereunder or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the state courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts and each party hereto submits with regard to any action or proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

b.       The Adviser and the Sub-Adviser acknowledge that the Company enjoys the rights of a third-party beneficiary under this Agreement, and the Adviser acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Advisory Agreement.

c.       The Sub-Adviser expressly acknowledges the provision in the Declaration of Trust of the Adviser (which is on file with the Secretary of the Commonwealth of Massachusetts) limiting the personal liability of the Trustee, officers, employees and agents of the Adviser, and the Sub-Adviser hereby agrees that it shall have recourse to the Adviser for payment of claims or obligations as between the Adviser and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from the Trustee or any officer, employee or agent of the Adviser.

d.       The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

e.       To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party.

f.       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

g.       Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Adviser, or constituting the Adviser as an agent or co-partner of the Sub-Adviser.

h.       This Agreement may be executed in counterparts.

B-10

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

By:

Name:

Title:

By:

Name:

Title:

B-11

SCHEDULE A

Annual Investment Sub-Advisory Fee

For the services rendered under this Agreement, the fee payable to the Sub-Adviser shall be 0.65% of the Portfolio’s average daily net assets annually as determined in accordance with the Fund’s Valuation Procedures.1 The Portfolio’s daily net assets shall be computed in accordance with the Company’s governing documents, and any applicable procedures, votes and determinations of the Board of the Company.

The Adviser may agree to limit the total annual operating expenses of the Fund. The amount of any such subsidy (including subsidy amounts attributable to a seed investment in the Fund by the Adviser or Sub-Adviser) will be borne in proportion to the Fund’s investment advisory fee and sub-advisory fee earned by the Adviser and the Sub-Adviser, respectively, or in such other proportion as may be agreed upon in writing by the Adviser and the Sub-Adviser. The Adviser shall give the Sub-Adviser reasonable advance notice before any such subsidy is agreed.

1 Per Section 8 of this Agreement, the Fee excludes any assets invested in the Fund’s High Social Impact Investments and/or Special Equities Program.

B-12

Exhibit 1

CONFIDENTIALITY AND NON-USE AGREEMENT

THIS AGREEMENT is entered into this ____ day of _____ 2018, by and between Calvert Research and Management, a Massachusetts business trust (hereinafter “Calvert”), and Hermes Investment Management Limited (hereinafter “Hermes”) (each a “Party” and collectively, the “Parties”).

RECITALS:

WHEREAS, Calvert is the investment adviser to Calvert World Values Fund (the “Company”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Calvert has retained Hermes to furnish it with certain investment advisory services in connection with Calvert's investment advisory activities on behalf of Calvert Emerging Markets Equity Fund, a series of the Company (the “Fund”), and any additional series thereof; and

WHEREAS, Calvert has developed certain confidential and proprietary information, technology and materials relating to the management of the Fund that may be provided to Hermes and personnel of its affiliates who provide services to Hermes under this Agreement (“Sub-Adviser”); and

WHEREAS, Sub-Adviser is prepared to provide assurances to Calvert regarding the protection of such confidential and proprietary information of Calvert.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE 1. DEFINITIONS

As used in this Agreement, the following terms shall have the meanings set forth below:

1.1       “Confidential Information” shall mean any information relating to the Fund, including, but not limited to: (i) investment advice, (ii) social screening analysis provided to the Sub-Adviser by the Adviser, (iii) lists of approved securities for the Fund provided to the Sub-Adviser by the Adviser, (iv) written materials including promotional materials relating to the Fund, (v) the Fund’s portfolio holdings information, (vi) Fund shareholder information (including any personal information of any person subject to the privacy provisions of, and applicable rules promulgated under, the Gramm-Leach-Bliley Act, as amended, including Regulation S-P), and (vii) arrangements for the distribution of the Fund, whether visually observed by Sub-Adviser or otherwise disclosed by Calvert to Sub-Adviser.

1.2        “Purpose” shall mean Sub-Adviser’s activities pursuant to the Investment Subadvisory Agreement between Calvert and Sub-Adviser dated _____ __, 2018 (the “Sub-Advisory Agreement”).

ARTICLE 2. CONFIDENTIALITY AND NON-USE

2.1       Sub-Adviser agrees that it shall only utilize the Confidential Information for the Purpose, and only until Calvert notifies Sub-Adviser in writing to cease all use of the Confidential Information and return the same to Calvert. Sub-Adviser shall not disclose any Confidential Information to any affiliate or third-party unless the Sub-Adviser has entered into a written confidentiality agreement with such affiliate or third-party providing for the non-disclosure of such non-public information.

2.2       Sub-Adviser agrees to use its best efforts (being not less than those employed to protect its own proprietary and/or confidential information) to safeguard the Confidential Information and to prevent the unauthorized, negligent or inadvertent use or disclosure thereof. Sub-Adviser shall promptly notify Calvert in writing of any unauthorized, negligent, or inadvertent use or disclosure of any Confidential Information or any other use that is not compliant with the terms of this Agreement.

B-13

2.3       The Sub-Adviser shall not disclose or disseminate non-public information regarding the portfolio holdings of the Fund, including a list of portfolio securities identified as being held by the Fund, which it receives or has access to in the course of performing its duties under the Sub-Advisory Agreement except as may be permitted by relevant Fund Procedures as described in the Sub-Advisory Agreement. The Sub-Adviser shall not use its knowledge of non-public information regarding the Fund as a basis to place or recommend any securities transactions for its own benefit, or the benefit or one or more of its clients, to the detriment of the Fund.

2.4       The attendance at any discussion, meeting or presentation of any Confidential Information by any employees of Sub-Adviser shall be limited to those employees whose duties justify their need to be present or to know such information and then only on the basis of a clear understanding by such employees of their obligation to maintain the confidentiality of such information and to restrict the use thereof solely for the Purpose.

2.5       Sub-Adviser shall not, directly or indirectly, copy or use any Confidential Information other than for the Purpose.

2.6       Sub-Adviser shall not develop or attempt to develop, market or sell any product, based on the Confidential Information.

2.7       Sub-Adviser agrees that all rights in and to the Confidential Information, whether under patent, trademark, copyright or any application thereof, trade secret, know-how, or other proprietary rights, belong to Calvert and that no licenses relating to the foregoing or to the Confidential Information are granted under this Agreement.

2.8       Sub-Adviser acknowledges that Confidential Information supplied by Calvert in or reduced to written or other tangible form is the property of Calvert and, upon written request, shall no longer be used by Sub-Adviser, and be promptly returned to Calvert together with all reproductions thereof, in any form, which Sub-Adviser may have in its possession or under its control.

2.9       The obligations of Sub-Adviser under this Agreement shall not apply to any information which:

2.9.1       is or becomes generally publicly available, as evidenced by published material, through no action or failure to take action by Sub-Adviser;

2.9.2       becomes available to Sub-Adviser from a third party which received such information on an unrestricted basis; or

2.9.3       is already known by Sub-Adviser prior to receipt from Calvert as can be shown by the written records of Sub-Adviser.

2.10       Sub-Adviser shall not remove any proprietary notice from any Confidential Information.

2.11       Calvert shall treat as confidential all information pertaining to the Sub-Adviser and the business, operations and clients of the Sub-Adviser, except that the aforesaid information need not be treated as confidential if (a) required to be disclosed under applicable law, (b) generally available to the public through means other than by disclosure by Calvert, or (c) available from a source other than Calvert, the Sub-Adviser or the Fund. Sub-Adviser acknowledges that Calvert will have continuous access to the Fund’s holdings and information relating to Fund management that is in the possession of the Fund’s custodian.

2.12       The Parties hereto acknowledge that the non-breaching Party could be irreparably harmed by a violation of this Agreement and that monetary damages for such breach would not be readily calculable and that the non-breaching Party would not have an adequate remedy at law therefor each Party acknowledges, consents and agrees (i) that this Agreement shall be governed by and construed in accordance with the laws of the

B-14

Commonwealth of Massachusetts, without regard to the principles of conflict of laws thereof, and (ii) the non-breaching Party shall be entitled to equitable relief, including injunctive relief and/or specific performance, in the event of any actual, threatened or likely breach of this Agreement, in addition to all other remedies available to such Party at law or in equity.

ARTICLE 3. NON-SOLICITATION

3.1       During the period beginning on the effective date of the Sub-Advisory Agreement and ending six months after the termination of the Sub-Advisory Agreement, each Party will not solicit for employment or employ, directly or indirectly, any person who serves as a director, officer or employee of the other Party or its affiliates. For purposes of this Article 3, the use of non-targeted employment advertisements or non-targeted independent search consultants shall not be deemed to be a direct or indirect solicitation for employment and employment of a party’s or its affiliates’ directors, officer, or employees resulting from such a non-targeted search shall not violate this Article.

ARTICLE 4. MISCELLANEOUS

4.1       Calvert hereby expressly disclaims any and all warranties, express or implied, arising from or relating to the demonstration, operation, use or implementation of the Confidential Information and under no circumstances will Calvert be liable hereunder for damages, whether direct, special, incidental, or consequential, including without limitation, lost profits or loss resulting from business interruption, and whether in tort, negligence, contract or otherwise.

4.2       This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, assigns and legal representatives; provided that, neither this Agreement nor any of Sub-Adviser's rights, privileges, duties or obligations under this Agreement may be assigned, sublicensed, sold, mortgaged, pledged or otherwise transferred or encumbered by Sub-Adviser.

4.3       No waiver by Calvert of any breach of this Agreement will constitute a waiver of any other breach of the same or other provisions of the Agreement. No waiver by Calvert is valid unless made in writing and signed by both Sub-Adviser and Calvert.

4.4        If any provision in this Agreement is invalid or unenforceable in any circumstances, its application in any other circumstances and the remaining provisions of this Agreement will not be affected thereby.

4.5       This Agreement constitutes the entire agreement and understanding of the Parties relating to the subject matter hereof and no representation, condition, understanding or agreement of any kind, oral or written, will be binding upon the Parties unless expressly set forth herein.

4.6       This Agreement shall terminate upon the termination of the Sub-Advisory Agreement except that the obligations hereunder relating to Confidential Information shall not terminate so long as the Sub-Adviser retains access to such information, in which case such obligations shall terminate two years after the date of termination of the Sub-Advisory Agreement.

B-15

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

Calvert Research and Management

By: ____________________________________

Name and Title: ____________________________

Hermes Investment Management Limited

By: ____________________________________

Name and Title: ____________________________

B-16

Exhibit C

Officers and Directors of the Corporation

The officers and Directors of the Corporation and their length of service are set forth below. The business address of each Director and Ms. Brown is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 2009. The business address of Ms. Gemma and Mr. Kirchner is Two International Place, Boston, Massachusetts 02110. As used in this Exhibit C, “CRM" refers to Calvert Research and Management and “EVM” refers to Eaton Vance Management. Each officer affiliated with EVM may hold a position with other Eaton Vance affiliates that is comparable to his or her position with CRM listed below.

Name and Year of Birth	Position with Fund	Position Start Date	Principal Occupation During Last Five Years	Number of Calvert Funds Overseen	Other Directorships During the Past Five Years(2)
Interested Director
John H. Streur 1960	Director and President	2015	President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016); President and Chief Executive Officer of Calvert Investments, Inc. (January 2015-December 2016); Chief Executive Officer Elect of Calvert Investments Distributors, Inc. (August 2015 – December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014).	39	Portfolio 21 Investments, Inc. (asset management) (through October 2014) Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2005	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	39	None
Alice Gresham Bullock 1950	Chair and Director	2016	Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).	39	None
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.	39	Manpower, Inc. (employment agency) Triple S Management Corporation (managed care) National Association of Corporate Directors
C-1

Name and Year of Birth	Position with Fund	Position Start Date	Principal Occupation During Last Five Years	Number of Calvert Funds Overseen	Other Directorships During the Past Five Years(2)
John H. Guffey, Jr. 1948	Director	1992	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).	39	Calvert Impact Capital, Inc. Calvert Ventures, LLC
Miles D. Harper, III 1962	Director	2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (November 1999 - September 2014).	39	Bridgeway Funds (9) (asset management)
Joy V. Jones 1950	Director	2005	Attorney.	39	Conduit Street Restaurants SUD 2 Limited Palm Management Restaurant Corporation
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present).	39

Freddie Mac

Evoq Properties / Meruelo Maddux Properties, Inc. (real estate management)

Weston Solutions, Inc. (environmental services)

Bipartisan Policy Centers Debt

Reduction Task Force

Chesapeake Bay Foundation

Catholic University of America

Urban Institute (research

organization)

C-2

Principal Officers who are not Directors
Name and Year of Birth	Position with the Fund	Position Start Date	Principal Occupation(s) During the Last Five Years

Hope L. Brown 1973 Maureen A. Gemma 1960 James F. Kirchner 1967	Chief Compliance Officer Secretary, Vice President, and Chief Legal Officer Treasurer	2014 2016 2016

Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).

Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of EVM and certain of its affiliates and officer of 173 registered investment companies advised or administered by EVM.

Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of EVM and certain of its affiliates and officer of 173 registered investment companies advised or administered by EVM.

C-3

Exhibit D

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on March 14, 2018, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.

In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).

The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):

Information about Fees, Performance and Expenses

  A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
  A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
  A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
  Data regarding investment performance in comparison to benchmark indices;
  For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
  Profitability analyses for the Adviser with respect to each fund;
D-1

Information about Portfolio Management and Trading

  Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
  Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
  Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

Information about the Adviser

  Reports detailing the financial results and condition of CRM;
  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
  Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
  A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
  The terms of each investment advisory agreement.

Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds, and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.

For funds that invest through one or more underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.

The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent

D-2

Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert Emerging Markets Equity Fund (the “Fund”), and the investment sub-advisory agreement with Hermes Investment Management Limited (the “Sub-Adviser”), including the fees payable under each agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement and the investment sub-advisory agreement of the Fund.

Nature, Extent and Quality of Services

In considering the nature, extent and quality of the services provided by the Adviser and Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively, the Board reviewed information relating to the Adviser’s and Sub-Adviser’s operations and personnel, including, among other information, biographical information on the Sub-Adviser’s investment personnel and descriptions of the Adviser’s organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser and Sub-Adviser as well as the Board’s familiarity with the Adviser and Sub-Adviser through Board meetings, discussions and other reports. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-Adviser and the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. With respect to the Sub-Adviser, the Board took into account the resources available to the Sub-Adviser in fulfilling its duties under the investment sub-advisory agreement and the Sub-Adviser’s experience in managing the Fund. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s and Sub-Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively.

Fund Performance

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and appropriate Lipper benchmark index. The Board’s review included comparative performance data for the one- and three-year periods ended September 30, 2017. This performance data indicated that the Fund had outperformed the median of its peer universe and its Lipper benchmark index for the one- and three-year periods ended September 30, 2017. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its Lipper benchmark index.

Management Fees and Expenses

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) was below the median of comparable funds and the Fund’s total expenses (net of waivers and/or reimbursements) were below the median of comparable funds. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management and sub-advisory fees were reasonable in view of the nature, extent and quality of services provided by the Adviser and Sub-Adviser, respectively.

D-3

Profitability and Other “Fall-Out” Benefits

The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee and the sub-advisory fee was negotiated at arm’s length by the Adviser, the profitability of the Fund to the Sub-Adviser was not a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement. Based upon its review, the Board concluded that the level of profitability of the Adviser and its affiliates from their relationships with the Fund was reasonable.

Economies of Scale

The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specific asset levels would not be appropriate at this time given the Fund’s current size. Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee and the sub-advisory fee was negotiated at arm’s length by the Adviser, the Board did not consider the potential economies of scale from the Sub-Adviser’s management of the Fund to be a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

D-4

PROXY CARD

CALVERT EMERGING MARKETS EQUITY FUND

Calvert

Your vote is important no matter how many shares you own. **Please take the time to read the proxy statement and cast your vote today!**

PROXY VOTING OPTIONS

1. **MAIL** your signed, dated and voted proxy back in the postage paid envelope provided.

2. **ONLINE** at **proxyonline.com** using your proxy control number found below.

3. By **PHONE** when you dial toll-free **1-___-___-____** to reach an automated touchtone voting line.

4. By **PHONE** with a live operator when you call toll-free **1-___-___-____** Monday through Friday, 9 a.m. to 10 p.m. (Eastern Time).

CONTROL NUMBER: 123456789101

CALVERT EMERGING MARKETS EQUITY FUND

SPECIAL MEETING OF SHAREHOLDERS – OCTOBER 5, 2018

The undersigned holder(s) of shares of beneficial interest of Calvert Emerging Markets Equity Fund (the "Fund"), hereby appoints KATY D. BURKE, MAUREEN A. GEMMA, JAMES F. KIRCHNER and JOHN H. STREUR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009, on Friday, October 5, 2018 at 11:00 a.m., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Address Changes/Comments: ____

____

____

If you have any questions about how to vote or about the Special Meeting of Shareholders, please call toll-free 1-___-___-____. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. (Eastern Time).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on Friday, October 5, 2018. The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus and Proxy Card are available on the Calvert Funds Website at https://www.calvert.com/mutual-funds.php.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

CALVERT EMERGING MARKETS EQUITY FUND

PROXY CARD

Your signature is required for your vote to be counted.

Please sign exactly as name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

To vote, mark one box in blue or black ink. Example: ●

THE BOARD OF DIRECTORS RECOMMENDS A VOTE **FOR** THE FOLLOWING PROPOSAL:

For address changes and/or comments, please mark the box to the right and write them on the back where indicated. O

MEETING ATTENDANCE: YES NO

Mark the box to the right if you plan to attend the Special Meeting. If you plan to attend the Special Meeting in person, please be prepared to present photo identification and proof of share ownership. O O

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

TO VOTE, PLEASE UTILIZE ONE OF THE CONVENIENT METHODS DESCRIBED ON THE REVERSE SIDE. IF YOU PLAN ON RETURNING THIS PROXY, PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR YOUR CONSIDERATION AND VOTING.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]